SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 22, 1998

                Date of report (Date of earliest event reported)


                   WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
             (Exact name of registrant as specified in its charter)



            MARYLAND                0-23911                 52-2081138
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        (State or other      Commission File Number      (I.R.S. Employer
        jurisdiction of                                  dentification
        incorporation)                                   Number)
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                   1776 SW MADISON STREET, PORTLAND, OR 97205

               (Address of principal executive offices) (Zip Code)

                                 (503) 223-5600
               Registrant's telephone number, including area code

                                 NOT APPLICABLE

          Former name or former address, (if changed since last report)



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ITEM 2.  SIGNIFICANT ACQUISITION.

     On September 22, 1998, Wilshire Real Estate Investment Trust Inc. purchased the Class M1 Certificate of the WMC Mortgage Pass-Through Certificates, Series 1998-B securitization. The Class M1 Certificates have an original face of $56,000,000. The bond is rated "AA" and "Aa2" by Standard & Poor's Ratings Service and Moody's Ratings Service, respectively. The bonds are backed by a pool of 1st lien, newly originated residential adjustable rate mortgages.

     The bond was purchased from Bear Stearns & Co. Inc. and will be financed with a repurchase agreement plus available cash.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b) As of the date of this Form 8-K, the applicable pro forma financial information is not available, but will be filed by the Company on Form 8-K as soon as practicable.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WILSHIRE REAL ESTATE
                                        INVESTMENT TRUST INC.



Date:  October 14, 1998                 By:    /S/ CHRIS TASSOS
                                           -----------------------------
                                               Chris Tassos
                                               Executive Vice President and
                                               Chief Financial Officer




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